UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024 (May 28, 2024)

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Volcon, Inc.

(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-40867	84-4882689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3121 Eagles Nest Street, Suite 120

Round Rock, TX 78665

(Address of principal executive offices and zip code)

(512) 400-4271

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VLCN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 28, 2024, Volcon, Inc. (the “Company”) held its annual meeting of stockholders at 10:00 a.m. Central Time (the “Annual Meeting”) in a virtual only format.  Set forth below are the five proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the Annual Meeting inspector of election. The proposals are described in greater detail in the Definitive Proxy Statement of the Company (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2024, the relevant portions of which are incorporated herein by reference.

On April 2, 2024, the record date for the Annual Meeting (the “Record Date”), there were 20,648,955 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 10,493,226 shares of Company common stock, representing approximately 50.82% of the shares of common stock outstanding on Record Date, were present at the Annual Meeting, in person or represented by proxy.

Each of the proposals summarized below was approved by the Company’s stockholders.

Proposal 1: The four nominees named in the Proxy Statement were elected to serve a one-year term ending at the 2025 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, based upon the following votes:

Nominee	For	Withheld	Broker Non-Vote
Jonathan Foster	3,770,693	1,167,805	5,554,728
Christian Okonsky	3,759,545	1,178,953	5,554,728
John Kim	3,925,276	1,103,222	5,554,728
Karin-Joyce Tjon	3,740,723	1,197,775	5,554,728

Proposal 2:  To approve an amendment to the Company's amended and restated certificate of incorporation to grant the Board of Directors of the Company (the “Board”) authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-10 to 1-for-100 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of the Annual Meeting was approved, having received the following votes:

For	Against	Abstain	Broker Non-Vote
6,939,616	3,463,858	89,752	0

Proposal 3:  For purposes of complying with Nasdaq Listing Rule 5635(d), to permit (i) the Company's issuance of all of the shares of Company common stock upon conversion of its Series A Convertible Preferred Stock, and (ii) the elimination of clause (i) of the definition of Floor Price (as defined in the Series A Convertible Preferred Stock Amended and Restated Certificate of Designation) was approved, having received the following votes:

For	Against	Abstain	Broker Non-Vote
3,090,899	1,723,286	124,313	5,554,728

Proposal 4:  The appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified, having received the following votes:

For	Against	Abstain	Broker Non-Vote
8,954,145	1,381,222	157,859	0

Proposal 5:  To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of one or more of the foregoing proposals.

For	Against	Abstain	Broker Non-Vote
6,736,199	2,616,430	306,596	834,001

Other than the five proposals summarized above, no other item of business was submitted at the Annual Meeting for stockholder action.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcon, Inc.
(Registrant)

Date: May 30, 2024	/s/ Greg Endo
Greg Endo Chief Financial Officer

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